Exhibit 10.5B

January 25, 2006

Isis Pharmaceuticals, Inc.

1896 Rutherford Road

Carlsbad, CA 92008

Attn: B. Lynne Parshall

re:	U.S. Patent Application [***]

Dear Ms. Parshall:

Isis Pharmaceuticals, Inc. (“Isis”) and Achaogen, Inc. (“Achaogen”) are parties to a certain License Agreement of even date herewith (the “Agreement”) under which Isis has licensed to Achaogen certain intellectual property relating to aminoglycosides and aminoglycoside analogs, including without limitation U.S Patent Application [***] (the “Application”), all as further specified in the Agreement.

The purpose of this letter (the “Letter”) is to set forth the understanding of the parties with respect to the prosecution of the Application. Isis and Achaogen agree that (i) following the execution of the Agreement, Achaogen will have the right to prosecute and maintain the Application, (ii) as part of such prosecution, Achaogen may, on advice of counsel, decide to withdraw and/or abandon the Application, in which case the Application [***], and (iii) Isis shall not (and shall not authorize any affiliate or third party to) [***] of the Agreement.

Notwithstanding Section 11.6 of the Agreement, this Letter, together with the Agreement, constitutes the entire agreement with respect to the subject matter hereof, and supersedes all prior or contemporaneous understanding or agreements, whether written or oral, between Isis and Achaogen with respect to the Application.

It is understood that each party is entering into the Agreement in reliance on the agreements and undertakings in this Letter. Please sign below to indicate your agreement with the terms set forth above and return this letter to me. A duplicate original is enclosed for your records. If you have any questions or comments, please do not hesitate to contact me at [***] or by e-mail at [***]. Thank you.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sincerely,

/s/ John F. Hollway
John F. Hollway
Vice President, Business Development

Agreed and accepted:

Isis Pharmaceuticals, Inc.

/s/ B. Lynne Parshall
B. Lynne Parshall
Title: Executive Vice President and CFO

Date: